Patrick F. Bright (State Bar No. 68709)
**WAGNER, ANDERSON & BRIGHT PC**
3541 Ocean View Boulevard
Glendale, California 91208
Telephone: (818) 249-9300
Facsimile: (818) 249-9335
E-Mail: pbright@brightpatentlaw.com

*Attorneys for Plaintiff SmartMetric, Inc.*

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

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| SMARTMETRIC, INC.,<br><br>Plaintiff,<br><br>v.<br><br>MASTERCARD INTERNATIONAL INCORPORATED AND VISA INC.,<br><br>Defendants.<br><br>AND RELATED COUNTERCLAIMS | Case No. 11-CV-7126 MWF (AJWx)<br><br>MEMORANDUM IN SUPPORT OF PLAINTIFF SMARTMETRIC INC. MOTION FOR PARTIAL SUMMARY JUDGMENT OF INFRINGEMENT OF U.S. PATENT 6,792,464 CLAIMS 1, 5-7, 11, AND 13, AND FOR DISMISSAL WITH PREJUDICE OF THE ANTICIPATION AFFIRMATIVE DEFENSE<br><br>**Date: April 22, 2013**<br>**Time: 10:00 a. m.**<br>**Place: Court of District Judge Fitzgerald** |

Filed under protective order
docket #83

# I. INTRODUCTION

Plaintiff Smartmetric, Inc. ("Plaintiff") moves under Rule 56(a), Fed. R. Civ. P., for partial summary judgment that Defendants' EMV systems literally infringe claims 1, 5-7, 11 and 13 of Plaintiff's U. S. patent 6,792,464 (the "'464 Patent") in suit, as Mr. Edward Gussin's concurrently-filed declaration paragraphs 3-16, and the exhibits thereto, show. The parties have discussed this motion under LR 7-3, to no avail.

Plaintiff also moves to dismiss with prejudice Defendants' affirmative defense of anticipation. Defendants must plead/prove this affirmative defense by clear and convincing evidence. Anticipation is an issue of fact, not of law. To anticipate, a single prior at reference must disclose all elements of a claim arranged as in the claim. See *Electro Medical Systems S. A. v. Cooper Life Sciences Inc.* 34 Fed. 3d 1048 (Fed. Cir. 1994), holding that: "Anticipation must be proved by clear and convincing evidence. (citation omitted) Anticipation …requires the presence in a single prior art disclosure of each and every element of a claimed invention…and is a question of fact." *Accord*, *Gechter v. Davidson,* 116 Fed. 3d1454 (Fed. Cir. 1997). The single prior art reference must not only disclose all elements of a claim within its four corners, but must also disclose those elements "arranged as in the claim." *See Connell v. Sears, Roebuck & Co.*, 722 F.2d 1542, 1548 (Fed. Cir. 1983)

Defendants assert that Dancs U.S. patent 6,108,789 and Kleinrock U.S. patent 6,795,852 anticipate the claims at issue on this motion, but neither of these patents meets the test for anticipation because one or more elements of the claims at issue here are absent from each of these patents. See the concurrently filed Gussin declaration at paragraphs 18-19.

## II. SUMMARY JUDGMENT OF INFRINGEMENT IS APPROPRIATE HERE

The grant of partial summary judgment under Fed. R. Civ. P. 56 is appropriate in a patent case where no genuine issue of material fact exists and the movant is entitled to judgment as a matter of law. *Becton Dickinson & co. v. C.R. Bard, Inc.*, 922 F.2d 792, 795 (Fed. Cir. 1990). To find literal infringement, an accused product or method must contain/embody each element of the claim. See, *Cole v. Kimberly-Clark Corp.*, 102 F.3d 524, 532 (Fed. Cir. 1996); see also, *Digital Biometrics, Inc. v. Identix, Inc.*, 149 F.3d 1335, 1349 (Fed. Cir. 1998).

### A. THE CONCURRENTLY-FILED GUSSIN DECLARATION SHOWS THAT DEFENDANTS' ACCUSED EMV SYSTEMS INCLUDE EACH ELEMENT OF, AND THEREFORE LITERALLY INFRINGE CLAIMS 1, 5-7, 11, AND 13, OF THE '464 PATENT.

#### 1. VISA AND MASTERCARD'S EMV SYSTEM LITERALLY INFRINGE CLAIM 1 OF THE '464 PATENT:

The concurrently filed declaration of Edward L. Gussin, at paragraphs 6-11, and chart (Exhibit 6) shows that the VISA and MasterCard EMV systems literally infringe claim 1 of the '464 patent; stating that:

6. The first element of Claim 1 of the '464 patent is (1) "A computer system for allowing a user to automatically access one of a plurality of network service providers which require information specific to the user and/or the network service provider to be accessed, the computer system comprising" The following documents show this element is present in the accused VISA and MasterCard EMV systems: Visa documents VIS-SM00005566 and VIS-SM00008151 describe a cardholder controlled terminal connected via a public network; VIS-SM00006156 Table A-3 describe Data Elements for On-line transactions, and

shows the card as the source of user and issuer data; VIS-SM00008703 is a functional flow chart showing card, terminal, network, and issuer, with issuer application data and transaction data shown on the card. MasterCard documents MII 00006837, MII 00008357, and MII 00006964 describe a cardholder controlled terminal connected via a public network; EMV Contactless Book C-1 Table A-3 describes Data Elements for On-line transactions, and shows the card as the source of user and issuer data; MII 00008367 and MII 00006854 state that as soon as the card is inserted into the reader, the message "Please Wait" should be displayed to reassure the cardholder that the transaction is being processed; MII 00004867 is a functional flow chart showing card, terminal, network, and issuer, with issuer application data and transaction data shown on the card.

7. The second element of claim 1 of the '464 patent is (2) "a data card which contains the information specific to the user and/or the network service provider to be accessed[.]" The following documents show this element is present in the accused VISA and MasterCard EMV systems: Visa document VIS-SM00008703 is a functional flow chart showing card, with issuer application data and transaction data shown on the card; VIS SM00006156 Table A-3 shows Data Elements for On-line Transactions, and shows the card as the source of user and issuer data. MasterCard document MII 00004867 is a functional flow chard showing card, with issuer application data and transaction data shown on the card; EMV Contactless Book C-1 Table A-3 describes Data Elements for On-line transactions, and shows the card as the source of user and issuer data.

8. The third element of claim 1 of the '464 patent is (3) "a data card reader adapted to access at least part of the information contained on the data card when the data card is in communication therewith[.]" The following documents

show this element is present in the accused Visa and MasterCard EMV systems: Visa document SM0006190 describes the POS system is the collective term given to the payment infrastructure present at the merchant. It is made up of the Terminal and Reader. The Reader is the device that supports the Kernel(s) and provides the contactless interface used by the Card. MasterCard documents MII 00008367 and MII 00006854 describes the IFD should have a pictogram near the card slot indicating how to insert the card into the IC reader. As soon as the card is inserted into the reader, the message "Please Wait" should be displayed to reassure the cardholder that the transaction is being processed.

9. The fourth element of claim 1 of the '464 patent is (4) "a data processor in communication with the data card reader and adapted to be connected to a network[.]" The following documents show this element is present in the accused Visa and MasterCard EMV systems: Visa document VIS-SM00008703 is a functional flow chart showing card, terminal, network, and issuer. The terminal (data processor) is shown connected to the card reader and connected to a network; VIS-SM0006190 states the POS system is the collective term given to the payment infrastructure present at the merchant, which is made up of the Terminal (data processor) and Reader. MasterCard document MII 00004867 is a functional flow chart showing card, terminal, network, and issuer. The terminal (data processor) is shown connected to the card reader and connected to a network; MII 00008367 and MII 00006854 shows the IFD should have a pictogram near the card slot indicating how to insert the card into the IC reader. As soon as the card is inserted into the reader, the message "Please Wait" should be displayed to reassure the cardholder that the transaction is being processed.

10. The fifth element of claim 1 of the '464 patent is (5) "an application

program resident on the data processor, said application program being configured to automatically retrieve at least part of the information contained on the data card when the data card is in communication with said data card reader and to use said information to gain access to one of the plurality of network service providers via the network by using one of a default access number indicating a designated network service provider and a local access number from a database containing a list of access numbers for the plurality network service providers along with corresponding location information for each access number in the list[.]" The following documents show this element is present in the accused Visa and MasterCard EMV systems: VISA documents VIS-SM000017639 is a Transactional Flow Table, showing a summary of the transaction processing steps. Step 1, The chip card is inserted into the chip reading device. Step 2, Application Selection, The device determines the applications supported by the card. Step 10, Online Processing, If requested, the device will send the transaction online. The device sends the ARQC, the original data element used by the chip . . . online to the acquirer; VIS-SM00017378, VIS-SM00017379 VisaNet has enhanced Routing and Stand-in Processing Services. During authorization processing, VisaNet considers the results of the card and device interaction to make routing decision. Table 7-3 VSDC Routing and STIP Options shows a column indicating Route to Issuer Default conditions. MasterCard document MII 00004867 shows a Functional flow chart showing card, terminal, network and issuer. The terminal (data processor) is shown connected to the card reader and connected to a network. MII 00008367 and MII 00006854 shows the IFD should have a pictogram near the card slot indicating how to insert the card into the IC reader. As soon as the card is inserted into the reader, the message "Please Wait" should be displayed to reassure the cardholder that the transaction is being processed. MII 00014949 and MII

00014950 shows The Authorization Platform provides the following: Backup to primary (default) routing and authorizing paths. MII 00014951 and MII 00086908 shows the network routes transactions via multiple paths. Stand-In processing uses issuer-established parameters to process authorization transactions. MII 00014980 shows the MasterCard Network, unable to route the authorization request to the online issuer, routes it to Stand-In processing. MII 00096113 shows Acquirers may default route to the Interchange System any Transaction not belonging to their proprietary network. Acquirers who do not default route must update their financial institution table (FIT). Acquirers who do not default route to the Interchange System must use the FIT for routing.

11. The final element of claim 1 of the '464 patent is (6) "wherein said application program is immediately triggered upon insertion of said data card into said data card reader." The following documents show this element is present in the accused Visa and MasterCard EMV systems: VISA documents VIS-SM00005583 and VIS-SM00008161 shows as soon as the card is inserted into the reader, the message "Please Wait" should be displayed to reassure the cardholder that the transaction is being processed. VIS-SM00005983 shows the POS System must be configured such that a contactless transaction is either initiated by terminal action or starts automatically after the previous transaction has completed. If the value of Autorun is "Yes", then the transaction start is when a card enters the polling field. MasterCard document MII 00008367 shows that as soon as the card is inserted into the reader, the message "Please Wait" should be displayed to reassure the cardholder that the transaction is being processed.

**2. <u>VISA AND MASTERCARD'S EMV SYSTEM LITERALLY INFRINGE CLAIMS 5-7, 11 AND 13 OF THE '464 PATENT:</u>**

The concurrently filed declaration of Edward L. Gussin and chart (Exhibit 6), at paragraphs 3-5, 12-16, shows that the VISA and MasterCard EMV systems literally infringe claims 5-7, 11 and 13 of the '464 patent.

## III. THIS COURT SHOULD DISMISS WITH PREJUDICE DEFENDANTS' AFFIRMATIVE DEFENSE OF ANTICIPATION

This Court should also dismiss with prejudice Defendants' affirmative defense of anticipation. Defendants assert that Dancs U.S. patent 6,108,789 ("Dancs") and Kleinrock U.S. patent 6,795,852 ("Kleinrock") each anticipate the claims at issue on this motion, but neither of these patents disclose all of the elements of any of these claims. See the concurrently-filed Gussin declaration at paragraphs 18-19.

Absent from the Dancs patent is disclosure of (1) an application program being immediately triggered upon insertion of a data card into a data card reader and (2) a database containing a list of access numbers or network service providers along with corresponding location information for each access number in the list. Although Dancs, in figure 3, shows a step "smart card detected??" there is no indication or requirement that the following operation starts immediately following the card detection or without the user taking action to confirm the operation. Nowhere in Dancs is the timing or requirement for immediate triggering addressed or discussed.

Dancs' reference to a local Internet Access Provider (IAP) refers to the default IAP. If this "local" ISP is not used, for whatever reason, the network client looks to the database located on the relationship server. Nowhere in Dancs is there any indication that the database located on the relationship server contains information on the geographical location of the ISPs provided back to the network

client is based on location information. Dancs, at col 7, line 51-53, specifically states that the smart card contains information associated permanently with the user, and is not subject to the user's location. Dancs does not compare the geographic home location of the user with information stored in the database on the relationship server to determine further action by the application program.

Absent from the Kleinrock patent is disclosure of (1) an application program being automatically and immediately triggered upon insertion of a data card into a data card reader and (2) a default access number indicating a designated network service provider. Kleinrock does not discuss the insertion of a data card into a data card reader, and there is no indication or requirement that any processing steps or operation starts immediately following any action. Nowhere in Kleinrock is the timing or requirement for automatic or immediate triggering addressed or discussed with respect to a data card or a data card being inserted into a reader.

Kleinrock has no default access number for a designated primary or preferred network service provider. Instead, in all embodiments, Kleinrock describes the dialing of a designated central processing system which contains a database of ISP providers. There is no default ISP provider identified, selected, or provided to the user.

Accordingly, neither Dancs nor Kleinrock, taken alone as required in an anticipation analysis, discloses each and every element of the claims at issue here, arranged as in these claims. This Court should dismiss with prejudice Defendants' anticipation affirmative defense.

## VI. CONCLUSION

This Court should grant Plaintiff SmartMetric, Inc.'s motion for partial summary judgment of claims 1, 5-7, 11 and 13 of the '464 patent, based on Gussin's unrebutted declaration testimony, and should dismiss with prejudice

Defendants' affirmative defense of anticipation for failure to prove this defense by clear and convincing evidence, again based on Gussin's declaration testimony.

Dated: March 11, 2013

Respectfully submitted,

WAGNER, ANDERSON & BRIGHT, PC

By: [signature]
Patrick F. Bright (SBN 68709)
3541 Ocean View, Blvd.
Glendale, California 91208
Telephone: (818) 249-9300
Facsimile: (818) 249-9335

Attorneys for Plaintiff
SMARTMETRIC INC.

## CERTIFICATE OF SERVICE

I hereby certify that on March 11, 2013, a copy of the foregoing MEMORANDUM IN SUPPORT OF PLAINTIFF SMARTMETRIC INC. MOTION FOR PARTIAL SUMMARY JUDGMENT OF INFRINGEMENT OF U.S. PATENT 6,792,464 CLAIMS 1, 5-7, 11, AND 13, AND FOR DISMISSAL WITH PREJUDICE OF THE ANTICIPATION AFFIRMATIVE DEFENSE was served via U.S. mail on the following:

Joseph Melnik (State Bar No. 255601)
jmelnik@jonesday.com
JONES DAY
1755 Embarcadero Road
Palo Alto, CA 94303
Telephone: (650) 739-3939
Facsimile: (650) 739-3900

Attorneys for Defendant
Visa Inc.

Gary A. Clark (State Bar No. 65455)
gclark@sheppardmullin.com
SHEPPARD MULLIN RICHTER & HAMPTON LLP
333 South Hope Street, 43rd Floor
Los Angeles, CA 90071
Telephone: (213) 620-1780
Facsimile: (213) 620-1398

Attorneys for Defendant
MasterCard International Inc.

Dated: March 11, 2013 /s/ Patrick F. Bright

Patrick F. Bright